                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 2002

                                MERCK & CO., Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                    1-3305                                                    22-1109110
              (Commission File Number)                         (I.R.S. Employer Identification No.)

 One Merck Drive, PO Box 100, Whitehouse Station, NJ                          08889-0100
        (Address of Principal Executive Offices)                              (Zip Code)

  Registrant's telephone number, including area code                         (908) 423-1000
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
Item 7. Financial Statements and Exhibits

     (c)  Exhibits

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
     Exhibit 99(a)             Statement Under Oath of Raymond V. Gilmartin,            Filed with
                               Principal Executive Officer, Regarding Facts and         this document
                               Circumstances Relating to Exchange Act
                               Filings dated August 13, 2002

     Exhibit 99(b)             Statement Under Oath of Judy C. Lewent,                  Filed with
                               Principal Financial Officer, Regarding Facts and         this document
                               Circumstances Relating to Exchange Act
                               Filings dated August 13, 2002

     Exhibit 99(c)             Certification of Raymond V. Gilmartin,                   Filed with
                               Chief Executive Officer, Pursuant to 18 U.S.C.           this document
                               Section 1350, as Adopted Pursuant to
                               Section 906 of the Sarbanes-Oxley Act of 2002

     Exhibit 99(d)             Certification of Judy C. Lewent, Chief                   Filed with
                               Financial Officer, Pursuant to 18 U.S.C.                 this document
                               Section 1350, as Adopted Pursuant to
                               Section 906 of the Sarbanes-Oxley Act of 2002
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Item 9. Regulation FD Disclosure

On August 13, 2002, the Registrant submitted Statements under Oath of its
Principal Executive Officer and Principal Financial Officer to the Securities and Exchange Commission (the "Commission"), in accordance with the Commission's
June 27, 2002 Order requiring the filing of sworn statements pursuant to Section
21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). The Sworn
Statements are attached hereto as Exhibit 99(a) and Exhibit 99(b), respectively, and are incorporated herein by reference.

On August 13, 2002, the Registrant submitted to the Commission the certifications by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, of the Registrant's report on Form 10-Q for the quarter ended June
30, 2002, filed on August 13, 2002. The certifications are attached hereto as
Exhibit 99(c) and Exhibit 99(d), and are incorporated herein by reference.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MERCK & CO., Inc.




Date:  August 13, 2002                     By: /s/ Debra A. Bollwage
                                               ---------------------------------
                                               DEBRA A. BOLLWAGE
                                               Assistant Secretary


                                      - 3 -
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                                  EXHIBIT INDEX



Exhibit
Number             Description
------             -----------


 99(a)             Statement Under Oath of Principal Executive Officer Regarding
                   Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002

 99(b)             Statement Under Oath of Principal Financial Officer Regarding
                   Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002

 99(c)             Certification of Chief Executive Officer Pursuant to 18 U.S.C.
                   Section 1350, as Adopted Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002

 99(d)             Certification of Chief Financial Officer Pursuant to 18 U.S.C.
                   Section 1350, as Adopted Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002